ANNUAL REPORT JUNE 30, 2000

Prudential Securities COMMAND Funds/
COMMAND Money Fund, COMMAND Government Fund,
COMMAND Tax-Free Fund

Fund Type Money market

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
COMMAND Money Fund and COMMAND Government Fund seek high current income, preservation of capital, and maintenance of liquidity. However, COMMAND Money Fund invests in a diversified portfolio of money market instruments maturing in 13 months or less, while COMMAND Government Fund invests in a portfolio of U.S. government securities maturing in 13 months or less. There can be no assurance that the Funds will achieve their respective investment objective.

COMMAND Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the maintenance of liquidity and preservation of capital. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities, and their agencies (or authorities). Some securities may pay income that is subject to the federal alternative minimum tax (AMT). There can be no assurance that the Fund will achieve its investment objective.

Fund Facts             As of 6/30/00

                                       7-Day        Net Asset      Weighted Avg.     Net Assets
                                    Current Yld.   Value (NAV)      Mat. (WAM)        (Millions)
COMMAND Money                          6.08%         $1.00           60 Days            $13,489
iMoneyNet, Inc.
Money Fund (General Purpose) Avg.*     5.86%         $1.00           57 Days              N/A
COMMAND Government                     5.88%         $1.00           42 Days             $687
iMoneyNet, Inc.
Government & Agency Retail Avg.*       5.79%         $1.00           46 Days              N/A
COMMAND Tax-Free                       3.97%         $1.00           54 Days             $1,429
iMoneyNet, Inc.
SB & GP Avg.**                         3.95%         $1.00           36 Days              N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

*iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Money Fund (General Purpose) Average category and the iMoneyNet, Inc. Gov't & Agency Retail Average category as of June 27, 2000, the closest date to the end of our reporting period.

**iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Mondays for tax-free money funds. This is the data of all funds in the iMoneyNet, Inc. Stock Broker & General Purpose (SB & GP) Average category as of June 26, 2000, the closest date to the end of our reporting period.

(LOGO)                August 14, 2000

Dear Shareholder,
Prudential's Money Markets Sector team identified and took advantage of good investment opportunities as money market yields climbed during our fiscal year ended June 30, 2000. The team used credit research, interest-rate analysis, and relative value analysis that enabled COMMAND Money Fund, COMMAND Government Fund, and COMMAND Tax-Free Fund to provide competitive yields and maintain stable $1 net asset values.

Increases in short-term interest rates by the Federal Reserve (the Fed), among other factors, drove yields higher in both the taxable and tax-exempt money markets. The Fed repeatedly raised rates in an effort to rein in U.S. economic growth and quell mounting inflationary pressures before they became rooted in the economy.

Lower risk with high-quality investments
Having a conservative, high-quality investment alternative such as a money market fund makes good sense for investors who are concerned about volatile conditions in the financial markets.

Indeed, investors may do well to consider allocating some of their assets to a money market fund as part of their overall investment strategy. For any of life's unexpected events, it is reassuring to have quick access to your money and an investment vehicle that may provide relative safety of principal and liquidity.

Thank you for your continued confidence in Prudential mutual funds.

Yours sincerely,

John R. Strangfeld, President
Prudential Securities Command Funds

Prudential Securities COMMAND Funds     COMMAND  Money Fund

                         www.prudential.com   (800) 225-1852

Annual Report	June 30, 2000

INVESTMENT ADVISER'S REPORT

COMMAND MONEY FUND
The Federal Reserve's repeated increases in short-term interest rates and concern that widespread computer problems might have developed at the beginning of 2000 led investors to require higher yields on bank and corporate money market securities. As yields climbed during our fiscal year that began July 1, 1999, we took advantage of many attractive buying opportunities.

In July 1999, we bought bank and corporate money market securities that carried fixed interest rates and matured in six to seven months. At that time, the structure of the "yield curve" (a graph depicting money market yields from the shortest to the longest maturities) was such that six- and seven-month securities offered good relative value. Yields on these securities maturing in early 2000 were much higher than yields on shorter-term securities, but only slightly lower than yields on securities maturing in nine months to one year.

Buying adjustable-rate securities
We also increased the Fund's holdings of bank and corporate securities whose coupon rates adjusted monthly or quarterly based primarily on London Interbank Offered Rates (LIBORs). (LIBORs are widely used benchmark rates for such transactions.) The difference between the coupon rate and LIBOR is called the "yield spread."

We began to increase the Fund's holdings of these adjustable-rate securities in mid-summer of 1999 when they were being offered with unusually high "yield spreads" to attract investors. Banks and corporations would normally have issued these securities near the end of the year, but in 1999, they issued the securities long before year-end. This was done to avoid any complications that might have occurred if computers malfunctioned when switching their internal dates from 1999 to 2000.

After the change of year proceeded smoothly, "yield spreads" on adjustable-rate securities began to decline toward historical norms. This trend enhanced the Fund's relative performance.

Waiting for money market yields to rise sharply
In January 2000, investors awaited further moves by the Federal Reserve, which had already raised short-term rates three times in 1999 to slow U.S. economic growth to a more sustainable pace. However, the central bank was expected to tighten monetary policy further because the economy continued to expand rapidly as the year 2000 began. In anticipation of additional Fed rate hikes, investors drove money market yields higher.

Our portfolio positioning gave us the flexibility to avoid purchasing longer-term money market securities until after short-term rates rose to levels commensurate with our expectations for tighter monetary policy. At the start of the year 2000, the Fund's weighted average maturity (WAM) was longer than that of its competitive average, and we gradually shortened it. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a portfolio.) Shortening the WAM enabled the Fund to have greater flexibility to buy money market securities when sharply higher yields became available later in the spring of 2000.

Focus on attractively priced one-year securities
Money market yields moved higher as the Fed increased short-term interest rates by a quarter of a percentage point in February and in March. They continued to climb in April and May on expectations that the Fed would tighten monetary policy again when it met on May 16. Indeed on that date, the central bank raised short-term rates by half of a percentage point-its largest increase in more than five years. A statement issued by the Fed after this meeting seemed to indicate that it might continue to hike rates.

Due to the Fed's three rate increases, we bought one-year securities in mid-May, which helped the Fund's WAM to lengthen until it was once again in line with its competitive average. It is always difficult to predict when rates will peak, and in hindsight, we should have concentrated our purchases of one-year securities in the last week of May and early June because money market yields seemed to have crested at that time.

In fact, money market yields began to edge lower as June progressed, and data indicated that the U.S. economy seemed to be losing steam. Because of mounting evidence pointing to moderating economic growth, few market participants were surprised when the Fed voted to leave short-term rates unchanged on June 28.

Looking Ahead
From June 1999 through May 2000, the Fed raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. We believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood of further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary.

INVESTMENT ADVISER'S REPORT

COMMAND GOVERNMENT FUND
The Federal Reserve's repeated increases in short-term interest rates and concern that widespread computer problems might develop at the beginning of 2000 led investors to require higher yields on federal agency money market securities. During our fiscal year that began July 1, 1999, we positioned the Fund to take advantage of this rising-interest-rate environment.

The Fund held as much as 54% of its total investments in federal agency securities whose coupon rates adjusted daily, weekly, or monthly based on changes in appropriate benchmark interest rates. (The difference between a coupon rate and its benchmark rate is called the "yield spread.") Owning securities whose coupon rates frequently reset to higher levels enabled the Fund to benefit more expediently from the trend toward higher yields.

We purchased most of our adjustable-rate securities from mid-summer through early autumn of 1999 when "yield spreads" were at unusually attractive levels.
 Normally, federal agencies issue these securities near the end of the year, but in 1999, they issued the securities long before year-end. This was done to avoid any complications that might have occurred if computers malfunctioned when switching their internal dates from 1999 to 2000. After the change of year proceeded smoothly, "yield spreads" on adjustable-rate securities returned to historical norms. This trend enhanced the Fund's relative performance.

Fed's bold inflation-fighting tactics
In January 2000, investors awaited further moves by the Federal Reserve, which had already raised short-term rates three times in 1999. Higher interest rates lead to higher borrowing costs for consumers and businesses, which the Fed hoped would slow U.S. economic growth to a more sustainable pace. As the economy continued to expand rapidly in early 2000, investors anticipated additional rate hikes, thereby driving money market yields higher.

The Fed raised short-term rates in February, March, and May 2000. The changes in monetary policy had the greatest impact on shorter-term money market instruments. Federal agency securities maturing in six months often yielded nearly as much (and for a while more) than securities due in one year. Therefore, among fixed-rate money market securities, we primarily purchased three- to six-month securities because they offered the most attractive yields on a relative basis, particularly in the spring of 2000.

Relatively low exposure to repurchase agreements
The Fund's sizable holdings in adjustable-rate federal agency securities contrasted with its lesser exposure to repurchase agreements. Essentially, a repurchase agreement is a collateralized loan by which we lend cash to a financial institution that provides either U.S. Treasury securities or federal agency securities as collateral. The Fund earns a fixed return on the transaction.

However, the return that the Fund can earn on a repurchase agreement has declined markedly because of the reduced supply of Treasury collateral to back the transactions. Strong U.S. economic growth continues to boost the government's tax receipts, allowing the U.S. Treasury Department to retire significant amounts of its outstanding debt securities.

Looking Ahead
From June 1999 through May 2000, the Fed raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. We believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood of further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary.

INVESTMENT ADVISER'S REPORT

COMMAND TAX-FREE FUND
Two developments dominated the municipal money market during our fiscal year that began on July 1, 1999: the demand for securities periodically exceeded the supply and the Federal Reserve repeatedly raised short-term interest rates.

The supply/demand imbalance was evident in early July 1999 as investors, anxious to reinvest cash from maturing bonds and bond coupon payments, pushed yields on municipal money market securities lower (and their prices higher). This seasonal drop in yields, known as the "July effect," was so pronounced that yields declined even though the Fed had just increased short-term rates at the end of June 1999.

Navigating through a low-yield period
We prepared the Fund to withstand the "July effect" by purchasing money market securities when yields hovered at higher levels during the previous month. Our purchases positioned the Fund's weighted average maturity (WAM) longer than that of its competitive average. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a portfolio.) Having a longer WAM meant we did not have to invest in longer-term securities when yields sank to unattractive levels in July.

For that matter, we were able to weather the next major seasonal decline in municipal money market yields that occurred in early January 2000 because we kept the Fund's WAM longer than that of its competitive average throughout the remainder of 1999. As January progressed, we allowed the WAM to shorten by investing in securities whose coupon rates reset either every day or every seven days. This strategy enabled the Fund to have sufficient liquidity to buy any higher-yielding securities that might be available after the Fed hiked short-term rates at its next meeting in February 2000.

Preparing the Fund for tax season
The Fed tightened monetary policy three times in the previous year to slow U.S. economic growth to a more sustainable pace. However, it was expected to raise short-term rates again because the economy continued to expand rapidly in early 2000.

February brought another rate hike that pushed municipal money market yields higher. We took advantage of this rise in yields by purchasing two- and three-month commercial paper, as well as securities that could be sold back to the issuer at their face value on a quarterly basis. We chose securities that would mature in late April and early May because they would provide liquidity to satisfy redemptions that occur as shareholders withdraw money from the Fund to pay their income taxes. We also purchased school district notes due in one year.

Fed's bold inflation-fighting tactics
The Fed's next move came in late March. Soon after, municipal money market yields climbed sharply as it became clear the central bank would raise short-term rates by half of a percentage point-its largest increase in more than five years-at its mid-May meeting. During that time, we purchased housing authority notes that could be tendered to the issuer at their face value in one year.

In a rising-interest-rate environment, municipal money market yields tend to lag the rise in taxable money market yields. Therefore under normal circumstances, we still would have been able to buy higher-yielding money market securities to extend the Fund's WAM, especially after the Fed aggressively raised rates in mid-May. But the market behaved in an unusual fashion as tax-exempt money market yields declined sharply in late May and June. In hindsight, we should have bought more one-year securities in mid-May, as money market yields seem to have peaked at that time.

Looking Ahead
From June 1999 through May 2000, the Fed raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. We believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood of further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary.

Prudential Securities Command Funds Management Team

      COMMAND Account        COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Bank Notes  7.0%
              American Express Centurion Bank
$  122,000    7.01%, 7/3/00(a)                                    $      122,000,000
              Bank of America N.A.
     8,000    6.32%, 7/25/00                                               8,000,000
              Citicorp
    19,000    6.684%, 8/02/00(a)                                          19,000,000
              Comerica Bank N.A.
    67,000    6.661%, 7/3/00(a)                                           66,992,022
    92,000    6.656%, 7/6/01                                              92,005,264
    40,000    6.573%, 6/7/01                                              39,988,789
              First Chicago Corp.
    50,000    6.441%, 5/1/01(a)                                           49,998,619
              First Union National Bank
   138,000    6.283%, 7/21/00(a)                                         138,000,000
   128,000    7.09%, 12/22/00                                            128,000,000
              Key Bank N.A.
    13,000    6.331%, 7/17/00(a)                                          13,000,420
              National City Bank
    90,000    6.55%, 1/31/01                                              89,974,932
              U.S. Bank N.A.
    36,000    6.698%, 7/19/00(a)                                          35,998,974
   146,000    6.581%, 7/21/00(a)                                         145,996,069
                                                                  ------------------
                                                                         948,955,089
-------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  16.2%
              Bank of Montreal
   150,000    6.58%, 7/17/00                                             150,000,000
              Bank Scotland New York Institutional Certificate
    95,000    7.13%, 6/29/01                                              94,955,354
              Banque Nationale De Paris
   120,000    6.81%, 10/6/00                                             120,000,000
              Canadian Imperial Bank of Commerce
    44,042    6.58%, 7/12/00                                              44,042,000
    85,000    6.60%, 7/24/00                                              85,000,000
   240,000    6.75%, 9/19/00                                             240,000,000
   200,000    7.30%, 5/14/01                                             200,000,000

    10                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              Credit Suisse First Boston ,Inc.
$  135,000    6.74%, 9/14/00                                      $      135,002,765
              Deutsche Bank
   250,000    6.075%, 11/24/00                                           249,928,445
    45,000    6.75%, 2/22/01                                              44,986,204
              National Westminster Bank PLC
    33,200    6.10%, 11/27/00                                             33,171,755
              Toronto Dominion Bank
   200,000    6.30%, 8/7/00                                              200,000,000
    39,000    6.22%, 8/15/00                                              38,994,143
              UBS AG
    68,000    6.38%, 12/20/00                                             67,984,752
   200,000    7.125%, 7/5/01                                             199,914,081
              Westpac Banking Corp.
   179,000    6.69%, 10/4/00(a)                                          178,965,154
    46,000    6.22%, 11/30/00                                             45,985,398
    50,000    6.52%, 1/29/01                                              49,986,204
                                                                  ------------------
                                                                       2,178,916,255
-------------------------------------------------------------------------------------
Commercial Paper  47.3%
              Abbey National North America
   195,000    6.20%, 9/11/00                                             192,582,000
              Alliance & Leicester
    68,000    6.61%, 9/15/00                                              67,051,098
              American General Finance Corp.
    75,000    6.20%, 8/8/00                                               74,509,167
              AT&T Corp.
   138,688    6.59%, 9/5/00                                              137,012,418
              Banc One Financial Corp.
   150,000    6.065%, 8/3/00                                             149,166,062
    46,222    6.18%, 8/18/00                                              45,841,131
    20,000    6.90%, 9/25/00(a)                                           20,016,043
   100,000    6.79%, 11/27/00                                             97,189,694
              Bank One Australia Ltd.
     4,369    6.62%, 7/21/00                                               4,352,932
    47,000    6.69%, 8/22/00                                              46,545,823
              Bank Scotland Treasury Services PLC
    60,000    6.62%, 9/11/00                                              59,205,600

    See Notes to Financial Statements                                     11

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              BankAmerica Corp.
$  100,000    6.06%, 8/3/00                                       $       99,444,500
    91,000    6.05%, 8/14/00                                              90,327,106
    74,000    6.71%, 9/13/00                                              72,979,334
              Barton Capital Corp.
    30,358    6.60%, 7/10/00                                              30,307,909
    16,562    6.60%, 7/21/00                                              16,501,273
    11,351    6.60%, 7/24/00                                              11,303,137
              BASF AG
    20,000    6.62%, 9/26/00                                              19,680,033
              Baus Funding LLC
    65,000    6.62%, 9/14/00                                              64,103,542
              Bell Atlantic Financial Services, Inc.
    17,517    6.66%, 8/24/00                                              17,342,005
              Bishops Gate Resident
    39,000    6.57%, 7/18/00                                              38,879,002
              Black Forest Corp.
    16,000    6.57%, 7/5/00                                               15,988,320
    20,000    6.62%, 7/5/00                                               19,985,289
    30,000    6.60%, 7/17/00                                              29,912,000
              Blue Ridge Asset Funding Corp.
    55,000    6.57%, 7/12/00                                              54,889,587
    15,000    6.60%, 7/25/00                                              14,934,000
              Bradford & Bingley Building Society
    75,000    6.18%, 7/17/00                                              74,794,000
              Brahms Funding Corp.
   174,000    6.705%, 7/28/00                                            173,124,997
              British Telecommunications PLC
   187,000    6.67%, 8/16/00                                             185,406,241
              CBA Delaware Finance, Inc.
    95,000    6.05%, 8/14/00                                              94,297,528
    50,000    6.08%, 9/7/00                                               49,425,778
              Centric Capital Corp.
    13,000    6.23%, 8/28/00                                              12,869,516
     7,223    6.65%, 8/30/00                                               7,142,945
     5,500    6.65%, 9/25/00                                               5,412,626

    12                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              Ciesco, L.P.
$  118,000    6.55%, 7/21/00                                      $      117,570,611
    99,000    6.55%, 7/27/00                                              98,531,675
              Citicorp
    91,013    6.55%, 7/27/00                                              90,582,458
              Clipper Receivables Corp.
    50,000    6.57%, 7/12/00                                              49,899,625
    87,000    6.57%, 7/13/00                                              86,809,470
              Countrywide Home Loan, Inc.
    30,000    6.76%, 7/14/00                                              29,926,767
    66,000    6.69%, 8/25/00                                              65,325,425
              Den Norske Bank
    94,212    6.63%, 9/5/00                                               93,066,853
              Dexia CLF Finance Co.
    57,000    6.58%, 7/20/00                                              56,802,052
    44,000    6.55%, 7/27/00                                              43,791,856
              Falcon Asset Securitization Corp.
   110,000    6.62%, 8/14/00                                             109,109,978
              Forrestal Funding Master Trust
     6,478    6.62%, 7/11/00                                               6,466,088
   139,000    6.19%, 7/17/00                                             138,617,596
   158,000    6.09%, 8/10/00                                             156,930,867
              Fortis Funding LLC
    20,000    6.60%, 8/1/00                                               19,886,333
              GE Capital International Funding, Inc.
    45,000    6.52%, 7/14/00                                              44,894,050
              General Electric Capital Corp.
    18,535    6.55%, 7/5/00                                               18,521,511
   195,000    6.12%, 8/10/00                                             193,674,000
    42,000    6.04%, 8/15/00                                              41,682,900
   143,000    6.75%, 2/27/01                                             136,538,187
              General Electric Capital Services, Inc.
    50,000    6.75%, 2/27/01                                              47,740,625
              General Motors Acceptance Corp.
   300,000    6.57%, 7/5/00                                              299,781,000
    23,654    6.57%, 7/6/00                                               23,632,416
   100,000    6.15%, 7/24/00                                              99,607,083

    See Notes to Financial Statements                                     13

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              GTE Corp.
$   15,000    6.62%, 7/5/00                                       $       14,988,967
    31,960    6.58%, 7/13/00                                              31,889,901
    50,000    6.60%, 7/19/00                                              49,835,000
     9,030    6.60%, 7/20/00                                               8,998,546
    81,500    6.60%, 7/24/00                                              81,156,342
     8,500    6.62%, 7/25/00                                               8,462,487
    22,750    6.65%, 7/25/00                                              22,649,142
    91,462    6.62%, 7/27/00                                              91,024,710
    41,500    6.62%, 7/28/00                                              41,293,952
    18,538    6.62%, 8/1/00                                               18,432,323
    77,000    6.62%, 8/3/00                                               76,532,738
              Hartford Financial Services Group, Inc.
    47,000    6.62%, 7/14/00                                              46,887,135
    47,000    6.62%, 7/31/00                                              46,740,717
              Homeside Lending, Inc.
     5,513    6.56%, 7/7/00                                                5,506,972
    36,600    6.57%, 7/18/00                                              36,486,449
    20,000    6.35%, 7/24/00                                              19,918,861
              Invensys PLC
     8,964    6.85%, 7/17/00                                               8,936,710
              Merrill Lynch & Co., Inc.
    63,000    6.05%, 8/1/00                                               62,671,787
              Morgan Stanley Dean Witter
    97,000    6.60%, 7/28/00                                              96,519,850
              National Rural Utilities Cooperative Finance
               Corp.
    30,000    6.12%, 7/17/00                                              29,918,400
    50,000    6.15%, 7/17/00                                              49,863,333
              6.65%, 8/7/00(c)
    41,000    (cost $41,000,000; purchased 6/26/00)                       41,000,000
              Nationwide Anglia Building Society
   150,000    6.62%, 9/8/00                                              148,096,750
   142,166    6.62%, 9/11/00                                             140,283,722
              New Center Asset Trust
    31,000    6.56%, 7/28/00                                              30,847,480
              Northern Rock PLC
    20,000    6.70%, 7/21/00                                              19,925,556

    14                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              Preferred Receivables Funding Corp.
$   11,000    6.60%, 7/19/00                                      $       10,963,700
    58,000    6.62%, 8/3/00                                               57,648,037
              Receivables Capital Corp.
     4,493    6.60%, 7/6/00                                                4,488,881
              Salomon Smith Barney Holdings, Inc.
   109,000    6.55%, 7/7/00                                              108,881,008
    21,545    6.62%, 9/11/00                                              21,259,744
    40,056    6.62%, 9/20/00                                              39,459,366
   200,000    6.62%, 9/21/00                                             196,984,222
              Southern Co.
    30,000    6.60%, 7/10/00                                              29,950,500
    26,640    6.65%, 7/19/00                                              26,551,422
    27,028    6.65%, 7/26/00                                              26,903,183
              Southtrust Bank National Associates
    45,000    6.30%, 8/28/00                                              45,000,703
              Sweetwater Capital Corp.
    30,203    6.58%, 7/7/00                                               30,169,877
     1,986    6.58%, 7/10/00                                               1,982,733
     8,545    6.58%, 7/13/00                                               8,526,258
    27,218    6.58%, 7/17/00                                              27,138,402
              Thunder Bay Funding, Inc.
     5,979    6.60%, 7/6/00                                                5,973,519
              Travelers Insurance Co.
              6.32%, 7/6/00(a)(c)
    46,000    (cost $46,000,000; purchased 7/6/99)                        46,000,000
              Tribune Co.
   141,000    6.57%, 8/1/00                                              140,202,292
              Unifunding, Inc.
    38,000    6.60%, 7/24/00                                              37,839,767
              Variable Funding Capital Corp.
   100,000    6.65%, 7/28/00                                              99,501,250

    See Notes to Financial Statements                                     15

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              Wells Fargo & Co.
$    1,244    6.60%, 7/18/00                                      $        1,240,123
              Westpac Capital Corp.
    20,000    6.17%, 7/14/00                                              19,955,439
                                                                  ------------------
                                                                       6,377,400,318
-------------------------------------------------------------------------------------
Loan Participations  2.7%
              ALCOA, Inc.
    96,299    6.59%, 7/7/00                                               96,299,000
              6.62%, 7/18/00(c)
   198,000    (cost $198,000,000; purchased 6/15/00)                     198,000,000
              International Lease Finance Corp.
    75,000    6.65%, 7/5/00                                               75,000,000
                                                                  ------------------
                                                                         369,299,000
-------------------------------------------------------------------------------------
Other Corporate Obligations  22.7%
              Abbey National Treasury Services PLC
   202,000    6.248%, 7/24/00(a)                                         201,992,535
    43,000    5.92%, 8/7/00                                               42,998,334
              Bank One Corp.
    46,000    6.69%, 8/9/00(a)                                            46,000,000
    36,000    6.86%, 8/17/00(a)                                           36,000,000
    68,000    6.85%, 8/21/00(a)                                           68,000,000
              Centex Home Mortgage LLC
              6.791%, 10/20/00(a)(c)
    47,000    (cost $47,000,000; purchased 12/8/99)                       47,000,000
              CIT Group, Inc.
   206,000    6.676%, 10/16/00(a)                                        205,703,146
              Conseco Finance Vehicle Trust
    75,233    6.811%, 1/5/01(a)                                           75,233,314
              DaimlerChrysler North America Holdings, Inc.
   193,000    6.534%, 7/6/00(a)                                          192,996,563
              Dover Corp.
    50,000    6.848%, 2/28/01(a)                                          50,000,000
              Ford Motor Credit Co.
   287,000    6.729%, 8/18/00(a)                                         286,969,505
   344,000    6.77%, 10/2/00(a)                                          343,914,630

    16                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
              Goldman, Sachs & Co.
$  588,000    6.924%, 9/15/00(a)                                  $      588,000,000
              Restructured Asset Securities
              6.736%, 7/6/00(a)(c)
   248,000    (cost $248,000,000; purchased 9/2/00)                      248,000,000
              Morgan (J.P.) & Co., Inc.
   200,000    6.64%, 3/16/01(a)                                          200,000,000
              Short Term Repackaged Asset Trust 1998-E
               6.749%, 7/18/00(a)(c)
               (cost $148,000,000; purchased 9/11/98                     148,000,000
   148,000
              Strategic Money Market Trust 1999-A
   286,000    6.40%, 7/13/00(a)                                          286,000,000
                                                                  ------------------
                                                                       3,066,808,027
-------------------------------------------------------------------------------------
U.S. Government Agency Instrumentality Obligations - Non-discount  2.9%
              Federal Home Loan Banks
   390,000    6.189%, 7/5/00(a)                                          389,847,120
                                                                  ------------------
              Total Investments  98.8%
               (amortized cost $13,331,225,809(b))                    13,331,225,809
              Other assets in excess of liabilities  1.2%                157,812,301
                                                                  ------------------
              Net Assets  100%                                    $   13,489,038,110
                                                                  ------------------
                                                                  ------------------

------------------------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest was adjusted.
(b) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $728,000,000. The aggregate value of $728,000,000 was approximately 5.4% of net assets.
    See Notes to Financial Statements                                     17

      COMMAND Account         COMMAND Money Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities as a percentage of net assets as of June 30, 2000 was as follows:
Commercial Banks.......................................................   46.7%
Motor Vehicle Parts....................................................    9.2
Security Brokers & Dealers.............................................    9.0
Asset Backed Securities................................................    8.1
Telephone & Communications.............................................    5.8
Short-Term Business Credit.............................................    5.1
Federal Credit Agencies................................................    3.6
Bank Holding Companies - Domestic......................................    3.1
Multi-Media............................................................    2.2
Mortgage Bankers.......................................................    1.2
Newspaper Publishing...................................................    1.0
Life Insurance.........................................................    0.8
Fire & Marine Casualty Insurance.......................................    0.7
Electrical Services....................................................    0.6
Equipment Rental & Leasing.............................................    0.6
Personal Credit Institutions...........................................    0.6
Construction Equipment.................................................    0.4
Chemicals and Allied Products..........................................    0.1
                                                                         -----
                                                                          98.8
Other assets in excess of liabilities..................................    1.2
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    18                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Statement of Assets and Liabilities

                                                                  June 30, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value   $13,331,225,809
Cash                                                                   7,418,290
Receivable for Fund shares sold                                      339,000,651
Interest receivable                                                   60,045,485
Prepaid expenses                                                          85,787
                                                                 ---------------
      Total assets                                                13,737,776,022
                                                                 ---------------
LIABILITIES
Payable for Fund shares repurchased                                  242,888,807
Management fee payable                                                 4,009,407
Accrued expenses and other liabilities                                 1,101,209
Distribution fee payable                                                 738,489
                                                                 ---------------
      Total liabilities                                              248,737,912
                                                                 ---------------
NET ASSETS                                                       $13,489,038,110
                                                                 ---------------
                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                         $   134,890,381
   Paid-in capital in excess of par                               13,354,147,729
                                                                 ---------------
Net assets, June 30, 2000                                        $13,489,038,110
                                                                 ---------------
                                                                 ---------------
Net asset value, offering price and redemption price per share
($13,489,038,110 /13,489,038,110 shares of beneficial interest
($.01 par value) issued and outstanding)                         $          1.00
                                                                 ---------------
                                                                 ---------------

    See Notes to Financial Statements                                     19

      COMMAND Account         COMMAND Money Fund
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                     $ 771,478,343
                                                                    -------------
Expenses
   Management fee                                                      47,374,169
   Distribution fee                                                    16,472,918
   Transfer agent's fees and expenses                                   4,182,000
   Reports to shareholders                                                800,000
   Registration fees                                                      530,000
   Custodian's fees and expenses                                          300,000
   Insurance expense                                                      144,000
   Trustees' fees and expenses                                             60,000
   Audit fee                                                               30,000
   Legal fees and expenses                                                 16,000
   Miscellaneous                                                           29,312
                                                                    -------------
      Total expenses                                                   69,938,399
                                                                    -------------
Net investment income                                                 701,539,944
                                                                    -------------
REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                              (31,937)
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 701,508,007
                                                                    -------------
                                                                    -------------

    20                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Statement of Changes in Net Assets

                                                     Year Ended June 30,
                                                   2000                1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                     $    701,539,944    $    566,116,045
   Net realized loss on investment
      transactions                                    (31,937)                 --
                                             ----------------    ----------------
   Net increase in net assets resulting
      from operations                             701,508,007         566,116,045
                                             ----------------    ----------------
Dividends and distributions to
   shareholders
   (Note 1)                                      (701,508,007)       (566,116,045)
                                             ----------------    ----------------
Fund share transactions (at $1 per share)
   Net proceeds from shares subscribed         66,034,737,099      56,589,927,827
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               701,483,686         566,116,045
   Cost of shares reacquired                  (65,494,128,592)    (53,999,386,826)
                                             ----------------    ----------------
   Net increase in net assets from Fund
      share transactions                        1,242,092,193       3,156,657,046
                                             ----------------    ----------------
Total increase                                  1,242,092,193       3,156,657,046
NET ASSETS
Beginning of year                              12,246,945,917       9,090,288,871
                                             ----------------    ----------------
End of year                                  $ 13,489,038,110    $ 12,246,945,917
                                             ----------------    ----------------
                                             ----------------    ----------------

    See Notes to Financial Statements                                     21

      COMMAND Account         COMMAND Money Fund
             Financial Highlights

                                                                     Year Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $      1.000
Net investment income and net realized gains                               0.053
Dividends and distributions to shareholders                               (0.053)
                                                                  ----------------
Net asset value, end of year                                        $      1.000
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                            5.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 13,489,038
Average net assets (000)                                            $ 13,178,334
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees                  .53%
  Expenses, excluding distribution and service (12b-1) fees                  .41%
  Net investment income                                                     5.32%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    22                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Money Fund
             Financial Highlights Cont'd.

                     Year Ended June 30,
--------------------------------------------------------------
   1999            1998           1997           1996
--------------------------------------------------------------
$     1.000     $    1.000     $    1.000     $    1.000
      0.048          0.052          0.049          0.052
     (0.048)        (0.052)        (0.049)        (0.052)
-----------     ----------     ----------     ----------
$     1.000     $    1.000     $    1.000     $    1.000
-----------     ----------     ----------     ----------
-----------     ----------     ----------     ----------
       4.85%          5.31%          5.06%          5.30%
$12,246,946     $9,090,289     $6,629,903     $5,309,842
$11,965,069     $7,936,219     $6,078,525     $4,896,794
        .54%           .54%           .57%           .58%
        .41%           .42%           .44%           .46%
       4.73%          5.19%          4.97%          5.15%

    See Notes to Financial Statements                                     23

      COMMAND Account         COMMAND Money Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
COMMAND Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of COMMAND Money Fund (the 'Fund') at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 2000
    24                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Government Fund
             Portfolio of Investments as of June 30, 2000

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
U.S. Government Agencies  79.1%
Federal Farm Credit Bank  0.9%
$    1,000    5.66%, 8/11/00                                      $          999,428
     5,000    5.85%, 12/1/00                                               4,995,005
                                                                  ------------------
                                                                           5,994,433
-------------------------------------------------------------------------------------
Federal Home Loan Bank  42.4%
    26,000    6.61%, 7/3/00(a)                                            25,994,480
    26,000    6.51%, 7/4/00(a)                                            25,997,010
    31,500    6.13%, 7/5/00(a)                                            31,494,377
    52,000    6.189%, 7/5/00(a)                                           51,979,616
    23,000    6.23%, 7/5/00(a)                                            23,000,000
    11,000    6.24%, 7/5/00(a)                                            10,995,284
    11,000    6.31%, 7/5/00(a)                                            10,999,713
    25,000    6.54%, 7/5/00(a)                                            25,012,559
     5,500    5.66%, 7/6/00                                                5,500,100
    13,000    6.465%, 7/12/00(a)                                          12,999,805
     3,000    5.48%, 7/13/00                                               2,999,327
     8,000    5.875%, 9/7/00                                               7,999,361
     5,500    Zero Coupon, 9/15/00                                         5,435,418
     1,010    5.01%, 9/21/00                                               1,007,917
     5,000    5.705%, 10/6/00                                              4,997,526
     8,000    5.915%, 10/13/00                                             7,998,000
    10,500    6.04%, 10/25/00                                             10,462,091
    11,000    5.965%, 12/1/00                                             10,994,521
     8,000    6.52%, 3/28/01                                               7,995,503
     8,000    6.625%, 4/6/01                                               7,994,435
                                                                  ------------------
                                                                         291,857,043
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation  1.1%
     7,640    5.99%, 12/6/00                                               7,635,407

    See Notes to Financial Statements                                     25

      COMMAND Account         COMMAND Government Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Federal National Mortgage Association  28.3%
$   19,250    6.485%, 7/3/00(a)                                   $       19,235,089
    13,000    6.845%, 7/3/00(a)                                           12,995,919
    26,000    6.89%, 7/3/00(a)                                            25,998,881
    11,000    6.37%, 7/5/00(a)                                            10,998,518
    15,500    6.485%, 8/9/00(a)                                           15,498,431
     8,000    5.80%, 8/17/00                                               7,999,021
    18,000    6.515%, 8/17/00(a)                                          17,992,549
     3,500    6.66%, 9/6/00(a)                                             3,499,731
     1,585    5.97%, 10/2/00                                               1,585,223
     9,500    5.90%, 12/1/00                                               9,491,456
     1,910    8.25%, 12/18/00                                              1,922,588
     5,690    5.89%, 12/22/00                                              5,685,338
    18,700    6.47%, 2/16/01                                              18,651,491
    10,000    5.65%, 3/5/01                                                9,930,334
    27,000    6.224%, 3/6/01                                              26,990,827
     6,000    6.52%, 3/16/01                                               5,993,397
                                                                  ------------------
                                                                         194,468,793
-------------------------------------------------------------------------------------
Student Loan Marketing Association  6.4%
    13,000    6.895%, 7/3/00(a)                                           12,998,952
    26,000    6.54%, 7/5/00(a)                                            25,994,724
     5,000    6.505%, 2/7/01                                               4,999,396
                                                                  ------------------
                                                                          43,993,072
                                                                  ------------------
              Total U.S. Government Agencies
               (amortized cost $543,948,748)                             543,948,748
                                                                  ------------------

    26                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Government Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Repurchase Agreements(b)  18.9%
$   25,000    Goldman, Sachs & Co., 6.50%, dated 6/13/00, due
               7/12/00 in the amount of $25,130,903 (cost
               $25,000,000), value of collateral including
               accrued interest-$25,500,000                       $       25,000,000
    38,992    Morgan (J.P.) Securities Inc., 6.80%, dated
               6/30/00, due 7/5/00 in the amount of $39,028,826
               (cost $38,992,000), value of collateral
               including accrued interest-$39,771,840                     38,992,000
    30,000    Morgan Stanley Dean Witter, 6.65%, dated 6/28/00,
               due 7/5/00 in the amount of $30,038,792 (cost
               $30,000,000), value of collateral including
               accrued interest-$30,810,209                               30,000,000
    36,033    Salomon Smith Barney, Inc., 6.68%, dated 6/29/00,
               due 7/3/00 in the amount of $36,059,744 (cost
               $36,033,000), value of collateral including
               accrued interest-$36,753,660                               36,033,000
                                                                  ------------------
              Total Repurchase Agreements (amortized cost
               $130,025,000)                                             130,025,000
                                                                  ------------------
              Total Investments  98.0%
               (amortized cost $673,973,748(c))                          673,973,748
              Other assets in excess of liabilities  2.0%                 13,390,008
                                                                  ------------------
              Net Assets  100%                                    $      687,363,756
                                                                  ------------------
                                                                  ------------------

------------------------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Repurchase agreements are collateralized by U.S. Treasury or Federal agency obligations.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
    See Notes to Financial Statements                                     27

      COMMAND Account         COMMAND Government Fund
             Statement of Assets and Liabilities

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, excluding repurchase agreements, at amortized cost
   which approximates market value                                  $ 543,948,748
Repurchase agreements                                                 130,025,000
Receivable for Fund shares sold                                        39,911,482
Interest receivable                                                     6,509,520
Prepaid expenses                                                            7,197
                                                                    -------------
      Total assets                                                    720,401,947
                                                                    -------------
LIABILITIES
Payable for Fund shares repurchased                                    32,535,222
Accrued expenses and other liabilities                                    238,859
Management fee payable                                                    226,642
Distribution fee payable                                                   37,468
                                                                    -------------
      Total liabilities                                                33,038,191
                                                                    -------------
NET ASSETS                                                          $ 687,363,756
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $   6,873,637
   Paid-in capital in excess of par                                   680,490,119
                                                                    -------------
Net assets, June 30, 2000                                           $ 687,363,756
                                                                    -------------
                                                                    -------------
Net asset value, offering price and redemption price per share
   ($687,363,756 / 687,363,756 shares of beneficial interest
   ($.01 par value) issued and outstanding)                                 $1.00
                                                                    -------------
                                                                    -------------

    28                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Government Fund
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                      $40,725,071
                                                                    -------------
Expenses
   Management fee                                                      2,858,618
   Distribution fee                                                      893,318
   Transfer agent's fees and expenses                                    102,000
   Registration fees                                                      79,000
   Custodian's fees and expenses                                          75,000
   Reports to shareholders                                                43,000
   Audit fee                                                              27,000
   Legal fees and expenses                                                18,000
   Trustees' fees and expenses                                            17,000
   Insurance expense                                                       9,000
   Miscellaneous                                                           1,129
                                                                    -------------
      Total expenses                                                   4,123,065
                                                                    -------------
Net investment income                                                 36,602,006
                                                                    -------------
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                              23,360
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $36,625,366
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     29

      COMMAND Account         COMMAND Government Fund
             Statement of Changes in Net Assets

                                                       Year Ended June 30,
                                                ----------------------------------
                                                     2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $    36,602,006    $    34,224,418
   Net realized gain on investment
      transactions                                       23,360             22,602
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                     36,625,366         34,247,020
                                                ---------------    ---------------
Dividends and distributions to shareholders
(Note 1)                                            (36,625,366)       (34,247,020)
                                                ---------------    ---------------
Fund share transactions (at $1 per share)
   Net proceeds from shares subscribed            3,360,155,858      3,282,787,339
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  36,624,690         34,247,020
   Cost of shares reacquired                     (3,423,806,329)    (3,211,372,225)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (27,025,781)       105,662,134
                                                ---------------    ---------------
Total increase (decrease)                           (27,025,781)       105,662,134
NET ASSETS
Beginning of year                                   714,389,537        608,727,403
                                                ---------------    ---------------
End of year                                     $   687,363,756    $   714,389,537
                                                ---------------    ---------------
                                                ---------------    ---------------

    30                                     See Notes to Financial Statements

      COMMAND Account

 Financial
       Highlights

      COMMAND Account         COMMAND Government Fund
             Financial Highlights

                                                                       Year Ended
                                                                        June 30,
                                                                          2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $  1.000
Net investment income and net realized gains                               0.051
Dividends and distributions to shareholders                               (0.051)
                                                                       ----------
Net asset value, end of year                                            $  1.000
                                                                       ----------
                                                                       ----------
TOTAL RETURN(a)                                                             5.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $687,364
Average net assets (000)                                                $714,655
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                 .58%
   Expenses, excluding distribution and service (12b-1) fees                 .45%
   Net investment income                                                    5.12%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Government Fund
             Financial Highlights Cont'd.

                  Year Ended June 30,
-------------------------------------------------------
   1999           1998           1997           1996
-------------------------------------------------------
 $  1.000       $  1.000       $  1.000       $  1.000
    0.046          0.051          0.049          0.050
   (0.046)        (0.051)        (0.049)        (0.050)
----------     ----------     ----------     ----------
 $  1.000       $  1.000       $  1.000       $  1.000
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
     4.74%          5.20%          4.97%          5.12%
 $714,390       $608,727       $528,469       $487,485
 $739,779       $562,693       $534,580       $477,168
      .56%           .56%           .63%           .68%
      .44%           .44%           .51%           .56%
     4.63%          5.08%          4.84%          4.97%

    See Notes to Financial Statements                                     33

      COMMAND Account         COMMAND Government Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
COMMAND Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of COMMAND Government Fund (the 'Fund') at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 2000
    34                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
ARIZONA  0.3%
                                Maricopa Cnty., St. Joseph's Care
                                 Ctr.,
                                 Prerefunded,
NR             $    3,800       7.75%, 7/1/00, Ser. 90A             $     3,876,000
-------------------------------------------------------------------------------------
CALIFORNIA  1.7%
                                California Higher Ed. Ln. Auth.
                                 Rev.,
                                 Student Ln. Rev., A.N.N.O.T.,
VMIG1              24,000       4.40%, 7/1/01, Ser. 87B                  24,000,000
-------------------------------------------------------------------------------------
COLORADO  1.6%
                                Colorado Hlth. Fac. Auth. Rev.,
                                 PSL Healthcare Sys.,
                                 Prerefunded,
NR                  3,950       8.50%, 2/15/01, Ser. 1991B                4,127,815
                                Denver City & Cnty. Rev.,
                                 Sngl. Fam. Hsg. Mtge, A.M.T.
SP1+*               6,000       4.45%, 5/15/01, Ser. 00C                  6,000,000
                                Roaring Fork Muni. Prods. LLC,
                                 F.R.W.D., A.M.T.,
A1+*                7,635       5.02%, 7/6/00, Ser. 00-7                  7,635,000
                                Wheat Ridge Ind. Dev. Rev., Var.
                                 Adolph Coors Co. Proj.,
                                 F.R.W.D., A.M.T.,
A1+*                5,000       4.95%, 7/5/00, Ser. 1993                  5,000,000
                                                                    ---------------
                                                                         22,762,815
-------------------------------------------------------------------------------------
CONNECTICUT  0.2%
                                Connecticut Spec. Assmt.,
                                 Unemploy. Comp. Rev.,
                                 A.N.N.O.T.,
VMIG1               3,200       4.35%, 7/1/01, Ser. 93C                   3,200,000
-------------------------------------------------------------------------------------
FLORIDA  5.5%
                                Jacksonville Elec. Auth., Elec.
                                 Sys. Rev., F.R.W.D.,
                                 M.E.R.L.O.T.,
VMIG1               4,705       4.89%, 7/5/00, Ser. 00FF                  4,705,000
                                Orange Cnty., Hlth. Fac. Auth.,
                                 Hosp. Assoc. Hlth. Facs. Ln.,
                                 F.R.W.D.,
VMIG1              30,000       5.10%, 7/5/00, Ser. 00A                  30,000,000

    See Notes to Financial Statements                                     35

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Adventist Hlth. Sys. Sunbelt,
                                 F.R.W.D.,
A1+*           $   37,975       4.99%, 7/6/00, Ser. 98171           $    37,975,000
                                Sunshine St. Gov't. Fin. Com.,
                                 Rev. Notes, T.E.C.P.
A1+*                5,245       4.55%, 7/21/00, Ser. A                    5,245,000
                                                                    ---------------
                                                                         77,925,000
-------------------------------------------------------------------------------------
GEORGIA  6.4%
                                Burke Cnty. Georgia Dev. Auth.,
                                 Oglethorpe Pwr. Corp., T.E.C.P.
VMIG1               9,000       4.40%, 7/19/00, Ser. 98                   9,000,000
VMIG1              10,800       4.15%, 9/14/00, Ser.98B                  10,800,000
                                Cobb Cnty. Ind. Dev. Auth.,
                                 Inst. of Nuclear Pwr., F.R.W.D.,
CPS1               17,410       4.80%, 7/5/00, Ser. 98                   17,410,000
                                Cobb Cnty. Multifam. Hsg. Rev.,
                                 Post Bridge Proj., F.R.W.D.,
A1+*               10,000       4.75%, 7/5/00, Ser. 96                   10,000,000
                                Terrell Mill II Assoc., F.R.W.D.,
A1+*               10,600       4.85%, 7/6/00, Ser. 93                   10,600,000
                                De Kalb Cnty. Hosp. Auth. Rev.,
                                 De Kalb Med. Ctr., F.R.W.D.,
VMIG1              12,500       4.80%, 7/6/00, Ser. 1999B                12,500,000
                                Fulton Cnty. Dev. Auth.,
                                Siemen's Energy, Inc., F.R.W.D.,
VMIG1               7,750       4.85%, 7/6/00, Ser. 94                    7,750,000
                                Gwinett Cnty. Dev. Auth.,
                                 Wesleyan Sch. Proj., F.R.W.D.,
CPS1               10,000       4.80%, 7/5/00, Ser. 99                   10,000,000
                                Macon Bibb Cnty. Hosp. Auth.
                                 Rev.,
                                 Central Georgia Sr.
                                 Hlth.-Carlyle Pl., F.R.D.D.,
VMIG1               3,500       4.65%, 7/3/00, Ser. 00                    3,500,000
                                                                    ---------------
                                                                         91,560,000

    36                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
ILLINOIS  16.1%
                                Chicago Illinois Rev.,
                                 Homestart Prog., F.R.W.D.
VMIG1          $   10,000       4.85%, 7/6/00 Ser. 00A              $    10,000,000
                                Chicago,
                                 Sr. Lein Wtr. Rev., F.R.W.D.,
                                 M.E.R.L.O.T.,
VMIG1              14,385       4.89%, 7/5/00, Ser. 00TT                 14,385,000
                                Stockyards Ind. Proj., F.R.W.D.,
A1+*               13,030       4.85%, 7/5/00, Ser. 96A                  13,030,000
                                Cook Cnty. Illinois Cons. High
                                 Sch.
                                 Dist., Gen. Oblig.,
NR                  2,170       4.70%, 12/1/00, Ser. 99                   2,176,596
                                Gurnee Ind. Dev. Rev.,
                                 Sterigenics
                                 Int'l. Proj., F.R.W.D., A.M.T.,
A-1*                6,890       4.95%, 7/5/00, Ser. 96                    6,890,000
                                Illinois Dev. Fin. Auth. Rev.,
                                 Adventist Hlth. Sys.
NR                  2,055       4.50%, 11/15/00, Ser. 2000A               2,056,483
                                American College of Surgeons,
                                 F.R.W.D.,
A1+*               15,200       4.85%, 7/7/00, Ser. 96                   15,200,000
                                Illinois Ed. Fac. Auth. Rev.,
                                 Univ. of Chicago, T.E.C.P.,
P1                 25,000       4.10%, 10/20/00                          25,000,000
                                Illinois Hlth. Facs. Auth.,
                                 Central Baptist Home, F.R.W.D.
VMIG1              13,300       4.75%, 7/6/00, Ser. 1999 B               13,300,000
                                Evanston Hosp. Corp. Prog.,
                                 A.N.N.M.T.,
VMIG1              25,000       3.90%, 10/31/00, Ser. 92                 25,000,000
VMIG1              20,000       4.25%, 1/31/01, Ser. 95                  20,000,000
                                Riverside Hlth. Sys., F.R.W.D.,
VMIG1              12,500       4.80%, 7/6/00, Ser. 94C                  12,500,000
                                Servant Cor Falcon II, F.R.W.D.,
A-1*               14,000       4.85%, 7/5/00, Ser. 96A                  14,000,000

    See Notes to Financial Statements                                     37

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Illinois Hsg. Dev. Auth. Rev.,
                                 Homeowner Mtge., F.R.W.D.,
                                 M.E.R.L.O.T., A.M.T.,
VMIG1          $   10,000       4.94%, 7/5/00, Ser. 00V             $    10,000,000
                                Peoria Cnty., Rev., Caterpillar
                                 Inc. Proj., F.R.W.D., A.M.T.
P1                  4,300       4.95%, 7/6/00, Ser. 00                    4,300,000
                                Univ. of Illinois Brd. of
                                 Trustees, Aux. Fac. Sys.,
                                 F.R.W.D., M.E.R.L.O.T.,
VMIG1               3,500       4.89%, 7/5/00, Ser. 00S                   3,500,000
                                Wheeling Multifam. Hsg. Rev.,
                                 Woodland Creek II, F.R.W.D.,
SP1+               17,655       4.85%, 7/7/00, Ser. 90                   17,655,000
                                Woodridge & Dupage Cntys.,
                                 Multifam. Hsg. Rev., Hinsdale
                                 Lake Terr. Apts., F.R.W.D.,
A1+*               20,760       4.85%, 7/7/00, Ser. 90                   20,760,000
                                                                    ---------------
                                                                        229,753,079
-------------------------------------------------------------------------------------
INDIANA  1.3%
                                Elkhart Com. Sch., T.A.T.W.,
NR                  7,500       4.70%, 12/29/00                           7,514,640
                                Fort Wayne Swg. Works,
NR                  1,000       4.00%, 8/1/00, Ser. 98B                   1,000,410
                                Indiana Hlth. Fac. Fin.,
                                 Sisters of St. Francis Hlth.
                                 Svcs.,
NR                  1,430       5.00%, 11/1/00, Ser. 1997A                1,433,942
                                Tippecanoe Cnty. Ind. Poll. Ctrl.
                                 Rev.,
                                 Caterpillar, Inc. Proj.,
                                 F.R.W.D., A.M.T.,
P1                  8,750       4.95%, 7/6/00, Ser. 91                    8,750,000
                                                                    ---------------
                                                                         18,698,992

    38                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
IOWA  0.6%
                                Sergeant Bluff Ind. Dev. Auth.,
                                 Sioux City Brick & Tile Proj.,
                                 F.R.W.D., A.M.T.,
NR             $    8,480       5.00%, 7/6/00, Ser. 96C             $     8,480,000
-------------------------------------------------------------------------------------
KANSAS  0.7%
                                Mission Kansas Multifam. Rev.,
                                 Ref. Hsg., The Falls Apts.
                                 Proj., F.R.W.D., A.M.T.
A1+*                9,350       4.94%, 7/6/00, Ser. 99                    9,350,000
-------------------------------------------------------------------------------------
KENTUCKY  0.7%
                                Henderson Cnty. Ind. Dev. Rev.,
                                 Eastern
                                 Alloys of KY LLC Proj.,
                                 F.R.W.D., A.M.T.,
A1+*                5,500       4.95%, 7/6/00, Ser. 99                    5,500,000
                                Kentucky Hsg. Corp., Hsg. Rev.,
                                 S.E.M.M.T., A.M.T.,
MIG1                5,000       4.40%, 12/1/00, Ser. 00D                  5,000,000
                                                                    ---------------
                                                                         10,500,000
-------------------------------------------------------------------------------------
LOUISIANA  3.1%
                                Calcasieu Parish Pub. Trust
                                 Auth., Sngl. Fam. Mtge., A.M.T.,
MIG1                5,000       4.50%, 12/1/00, Ser. 00A                  5,000,000
                                New Orleans Ind. Dev. Brd., 3700
                                 Orleans LLC Proj., F.R.W.D.,
                                 A.M.T.,
A1+*               14,000       4.97%, 7/6/00, Ser. 2000                 14,000,000
                                Roaring Fork Municipal Prods.
                                 LLC., F.R.W.D., A.M.T.,
VMIG1              14,590       5.02%, 7/6/00, Ser. 00-2                 14,590,000
                                Shreveport Louisiana, Gen.
                                 Oblig.,
NR                  2,600       5.00%, 5/1/01, Ser. 99A                   2,611,497

    See Notes to Financial Statements                                     39

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                W. Baton Rouge Parish Dist.
                                 Pound3,
                                 Dow Chemical Co. Proj.,
                                 F.R.D.D., A.M.T.,
P1             $    8,800       4.75%, 7/3/00, Ser. 94A             $     8,800,000
                                                                    ---------------
                                                                         45,001,497
-------------------------------------------------------------------------------------
MARYLAND  2.2%
                                Anne Arundel Cnty.,
                                 Baltimore Gas & Electric,
                                 A.N.N.O.T.,
VMIG1               6,000       4.50%, 7/1/01, Ser. 84                    6,000,000
                                Maryland St. Hlth. & High. Ed.
                                 Facs. Auth.,
                                 Univ. of Maryland Med. Sys.,
                                 F.R.W.D.,
A-1*               11,600       4.75%, 7/5/00, Ser. 99                   11,600,000
                                Maryland Econ. Dev. Corp.,
                                 CHF-College Park LLC, F.R.W.D.,
VMIG1               6,000       4.90%, 7/6/00, Ser. 2000A                 6,000,000
                                Roaring Fork Municipal Prods.
                                 LLC., F.R.W.D., A.M.T.,
A1+*                7,550       5.02%, 7/6/00, Ser. 00-11                 7,550,000
                                                                    ---------------
                                                                         31,150,000
-------------------------------------------------------------------------------------
MASSACHUSETTS  1.4%
                                Mass. St. Hlth. & Ed. Facs. Auth.
                                 Rev.,
                                 Univ. Hospital, Prerefunded,
NR                  6,000       7.25%, 7/1/00, Ser. C                     6,120,000
                                Mass. St. Hsg. Fin. Agcy.,
                                 Sngl. Fam. Hsg. Rev. Notes,
                                 A.M.T.,
MIG1                7,500       4.90%, 6/1/01, Ser. C-1                   7,500,000
                                Sngl. Fam. Hsg. Rev. Notes,
MIG1                6,105       4.85%, 6/1/01, Ser. C-2                   6,105,000
                                                                    ---------------
                                                                         19,725,000
-------------------------------------------------------------------------------------
MICHIGAN  2.3%
                                East Detroit Pub. Schs.,
                                 S.A.A.N.,
NR                  5,400       4.50%, 8/24/00, Ser. 2000                 5,396,874
                                Michigan Mun. Bond Auth., Rev.
                                 Notes,
SP-1+*             10,000       4.25%, 8/25/00, Ser. 98B-1               10,009,418

    40                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Michigan Strategic Fund,
                                 Dow Chemical Co. Proj.,
                                 F.R.D.D., A.M.T.,
P1             $   16,000       4.75%, 7/3/00, Ser. 99              $    16,000,000
                                Michigan St. Hosp. Fin. Auth.
                                 Rev.,
                                 Botsford Oblig. Grp.,
NR                  2,080       4.20%, 2/15/01, 98A                       2,079,363
                                                                    ---------------
                                                                         33,485,655
-------------------------------------------------------------------------------------
MINNESOTA  2.0%
                                Bloomington Port Auth. Tax Rev.,
                                 Ref. Mall of America, F.R.W.D.
VMIG1              18,000       4.85%, 7/6/00, Ser. 99B                  18,000,000
                                Dakota Cnty. Com. Dev. Agcy.,
                                 Sngl. Fam. Mtge., Rev. Ref.,
                                 A.M.T.,
SP1+*               7,500       4.30%, 4/1/01, Ser. 00C                   7,500,000
                                Minneapolis Spec. Sch.
                                 Dist. No. 1, Gen. Oblig.,
NR                  2,900       5.00%, 2/1/01, Ser. 97                    2,912,261
                                                                    ---------------
                                                                         28,412,261
-------------------------------------------------------------------------------------
MISSISSIPPI  0.3%
                                Mississippi St. Lease Rev.,
                                 Carlyle Cap. Mkt. Cert.,
NR                  4,280       4.25%, 10/15/00, Ser. 99A                 4,280,000
-------------------------------------------------------------------------------------
MISSOURI  2.1%
                                Kansas City Ind. Dev. Auth.
                                 KC Air Cargo Svcs. Proj.,
                                 F.R.W.D., A.M.T.,
A-1*                7,300       4.90%, 7/6/00, Ser. 00                    7,300,000
                                Roaring Fork Municipal Prods.
                                 LLC., F.R.W.D., A.M.T.,
A-1+*              22,530       5.02%, 7/6/00, Ser. OO3                  22,530,000
                                                                    ---------------
                                                                         29,830,000

    See Notes to Financial Statements                                     41

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
NEW JERSEY  1.8%
                                Jersey City, Sch. Promissory Notes,
MIG1           $   20,100       4.50%, 3/2/01                       $    20,138,669
                                Montclair Township, B.A.N.,
NR                  2,200       5.35%, 5/18/01                            2,208,281
                                New Jersey Econ. Dev. Auth. Ref.
                                 Rev.,
                                 865 Centennial Ave. Proj.,
                                 F.R.W.D., A.M.T.,
A1+*                3,000       4.92%, 7/6/00, Ser. 85                    3,000,000
                                                                    ---------------
                                                                         25,346,950
-------------------------------------------------------------------------------------
NEW MEXICO  0.8%
                                Roaring Fork Municipal Prods LLC,
                                 F.R.W.D., A.M.T.,
A1+*               12,255       5.02%, 7/6/00, Ser. 00-1                 12,255,000
-------------------------------------------------------------------------------------
NEW YORK  0.1%
                                New York Local Gov't. Ass't.
                                 Corp.,
                                 Mun. Secs. Trust Rcpts.,
                                 F.R.D.D.,
A1+*                1,500       4.65%, 7/3/00, Ser. SGA59                 1,500,000
-------------------------------------------------------------------------------------
NORTH CAROLINA  0.8%
                                North Carolina Ed. Fac. Fin.
                                 Agcy. Rev., Warren Wilson Coll.,
                                 F.R.W.D.,
CPS1               12,040       4.80%, 7/6/00, Ser. 98                   12,040,000
-------------------------------------------------------------------------------------
OHIO  6.6%
                                Clinton Cnty. Hosp. Rev.,
                                 Ohio Hosp. Cap. Fin., F.R.W.D.,
A1+*               28,000       4.85%, 7/5/00, Ser. 98                   28,000,000
                                Franklin Cnty. Hosp. Rev., Sub.,
                                 Doctors Ohio Hlth. Corp.,
                                 F.R.W.D.,
VMIG1               9,800       4.83%, 7/6/00, Ser. 1998                  9,800,000
                                Greene Cnty. Ltd., Tax Certs.,
MIG1               16,740       4.50%, 3/2/01, Ser. 2000A                16,772,117
                                Lorain Cnty., Elyria United
                                 Methodist Vlge. Prog., F.R.W.D.,
A-1*                6,830       4.80%, 7/6/00, Ser. 99                    6,830,000

    42                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Medina Cnty. Hsg. Rev.,
                                 Oaks at Medina Proj., F.R.W.D.,
NR             $   10,055       4.80%, 7/6/00                       $    10,055,000
                                Ohio Hsg. Fin. Agcy., Res. Mtge.,
                                 F.R.W.D., M.E.R.L.O.T., A.M.T.,
VMIG1               5,000       4.94%, 7/5/00, Ser. 00AA                  5,000,000
                                Multifam. Hsg. Ref.,
                                 10 Wilmington Pl. Prog.,
                                 F.R.W.D.,
A1+*                5,945       4.85%, 7/7/00, Ser. B                     5,945,000
                                Res. Mtge., A.N.N.O.T., A.M.T.,
                                3.90%, 7/20/00, Ser. 117
                                 (cost $11,910,000; purchased
A1+                11,910D       8/17/99)                                11,910,000
                                                                    ---------------
                                                                         94,312,117
-------------------------------------------------------------------------------------
OKLAHOMA  0.8%
                                Muskogee Ind. Trust,
                                 Muskogee Mall Proj., F.R.W.D.,
VMIG1               5,100       5.10%, 7/5/00, Ser. 85                    5,100,000
                                Tulsa Pkg. Auth. Rev.,
                                 Williams Ctr. Proj., S.E.M.M.T.,
VMIG1               6,700       4.75%, 11/15/00, Ser. 87A                 6,700,000
                                                                    ---------------
                                                                         11,800,000
-------------------------------------------------------------------------------------
OREGON  0.2%
                                Oregon St., Veterans Welfare,
MIG1                3,000       4.30%, 4/1/01, Ser. 79B                   3,000,000
-------------------------------------------------------------------------------------
PENNSYLVANIA  4.4%
                                Dauphin Cnty. Gen. Auth. Rev.,
                                 All Hlth. Pooled Fin. Prog.,
                                 F.R.W.D.,
A1+*               10,000       4.85%, 7/5/00, Ser. B                    10,000,000
                                Ed. & Hlth. Prog., F.R.W.D.,
VMIG1              32,660       4.85%, 7/6/00, Ser. 97                   32,660,000
                                Emmaus Gen. Auth. Rev.,
                                 Loan Prog., F.R.W.D.,
A-1*               20,000       4.85%, 7/6/00, Ser. 2000A                20,000,000
                                                                    ---------------
                                                                         62,660,000

    See Notes to Financial Statements                                     43

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
SOUTH CAROLINA  2.2%
                                South Carolina Pub. Svcs. Auth.,
                                 T.E.C.P.,
P1             $   17,150       4.35%, 10/2/00                      $    17,150,000
                                Spartanburg Cnty. Sch. Dist. No.
                                 7, B.A.N.,
MIG1               14,000       4.75%, 2/15/01, Ser. 2000                14,046,103
                                                                    ---------------
                                                                         31,196,103
-------------------------------------------------------------------------------------
SOUTH DAKOTA  4.3%
                                Grant Cnty., Otter Tail Pwr. Co.
                                 Proj., F.R.W.D.,
VMIG1               8,000       5.00%, 7/7/00, Ser. 1993                  8,000,000
                                South Dakota Hsg. Dev. Auth.,
                                Homeownership Mtge.,
MIG1                5,315       3.40%, 7/7/00, Ser. 99E                   5,315,000
MIG1               22,000       3.45%, 7/7/00, Ser. 99F, A.M.T.          22,000,000
MIG1                6,000       3.75%, 9/28/00, Ser. 99J                  6,000,000
                                South Dakota Hlth. & Ed. Fac.
                                 Auth.,
                                 Sioux Valley Hosp. & Hlth. Sys.,
                                 F.R.W.D.,
VMIG1              20,000       4.85%, 7/7/00, Ser. 2000                 20,000,000
                                                                    ---------------
                                                                         61,315,000
-------------------------------------------------------------------------------------
TENNESSEE  5.2%
                                Dickson Cnty., Renaissance
                                 Learning Ctr. Rev., F.R.W.D.,
CPS1               16,000       4.80%, 7/5/00, Ser. 97                   16,000,000
                                Morgan Keegan Mun. Prods. Inc.,
                                 Trust Rcpts, F.R.W.D., A.M.T.
A1+*               18,810       5.07%, 7/6/00, Ser. 2000A                18,810,000
                                Sumner Cnty. Hlth. Ed. &
                                 Hsg. Bd. Rev., Hosp.
                                 Alliance Pooled, F.R.W.D.,
A1+*               40,000       4.90%, 7/6/00, Ser. 99A                  40,000,000
                                                                    ---------------
                                                                         74,810,000

    44                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
TEXAS  16.5%
                                Bexar Cnty. Hsg. Fin. Corp.,
                                 Perrin Park Apt., F.R.W.D.,
                                 A.M.T.,
VMIG1          $   10,375       5.00%, 7/6/00, Ser. 96              $    10,375,000
                                Brazos River Harbor Nav. Dist.
                                 Rev.,
                                 Dow Chemical Co. Proj.,
                                 T.E.C.P.,
P1                 15,900       4.25%, 7/12/00, Ser. 91                  15,900,000
                                City of Houston, Wtr. & Swr.,
                                 T.E.C.P.,
P1                 10,400       4.40%, 8/17/00, Ser. A                   10,400,000
                                Collin Cnty. Hsg. Fin. Corp.
                                 Multifam.
                                 Hsg. Rev., Huntington Apts.
                                 Proj., F.R.W.D.,
A1+*                6,155       4.92%, 7/6/00, Ser. 96                    6,155,000
                                Desoto Ind. Dev. Auth., Solar
                                 Turbines Inc. Proj., F.R.W.D.,
P1                  7,050       4.90%, 7/6/00, Ser. 2000                  7,050,000
                                Edgemere-NW Sr. Hsg. Corp.,
                                 F.R.W.D.,
A1+*               10,000       4.78%, 7/6/00, Ser. 99D                  10,000,000
                                Guadalupe Blanco River Auth.,
                                 The BOC Group, Inc., F.R.W.D.,
CPSI               10,000       4.80%, 7/6/00, Ser. 1993                 10,000,000
                                North Central Texas Hlth. Fac.
                                 Dev., Methodist Hosp. of Dallas,
                                 T.E.C.P.,
VMIG1              37,800       4.85%, 8/8/00, Ser. 98                   37,800,000
VMIG1              15,000       4.70%, 8/11/00, Ser. 98                  15,000,000
                                San Antonio Elec. & Gas,
                                 T.E.C.P.,
P1                 10,000       4.38%, 10/5/00, Ser. A                   10,000,000
                                San Antonio Wtr. Sys. Rev.,
                                 F.R.W.D., M.E.R.L.O.T.,
VMIG1              10,420       4.89%, 7/5/00, Ser. 00VV                 10,420,000
                                South Plains Hsg. Fin. Corp.,
                                 Homeownership Rev.,
                                 A.N.N.O.T., A.M.T.,
VMIG1               7,900       4.25%, 12/1/00, Ser. 00A                  7,900,000

    See Notes to Financial Statements                                     45

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Tarrant Cnty. Hlth. Fac. Dev.,
                                 Adventist Hlth. Sys., F.R.W.D.,
VMIG1          $   12,490       4.78%, 7/6/00, Ser. 96A             $    12,490,000
                                Texas St., T.R.A.N.,
MIG1               72,000       4.50%, 8/31/00, Ser. 1999A               72,029,131
                                                                    ---------------
                                                                        235,519,131
-------------------------------------------------------------------------------------
UTAH  0.6%
                                Davis Cnty., Hsg. Auth. Rev.,
                                 Fox Creek Apts., F.R.W.D.,
A-1*                4,240       4.80%, 7/5/00, Ser. 97A                   4,240,000
                                Utah Cnty.,T.R.A.N.,
NR                  4,000       4.75%, 12/28/00, Ser. 2000                4,010,544
                                                                    ---------------
                                                                          8,250,544
-------------------------------------------------------------------------------------
VIRGINIA  0.3%
                                Virginia Hsg. Dev. Auth.,
                                 Commonwealth Mtge., F.R.W.D.,
                                 M.E.R.L.O.T., A.M.T.,
VMIG1               5,000       4.94%, 7/5/00, Ser. 00CC                  5,000,000
-------------------------------------------------------------------------------------
WASHINGTON  1.7%
                                Washington Hsg. Fin. Comm.,
                                 Mills Plains Crossing Proj.,
                                 F.R.W.D.,
A1+*                5,900       5.10%, 7/4/00, Ser. 88                    5,900,000
                                Washington St. Hlth. Care Fac.,
                                 Sisters of St. Joseph of Peace,
                                 F.R.W.D.,
VMIG1              17,800       4.75%, 7/6/00, Ser. 93                   17,800,000
                                                                    ---------------
                                                                         23,700,000
-------------------------------------------------------------------------------------
WISCONSIN  2.5%
                                Greenfield Sch. Dist.,
                                 T.R.A.N.,
NR                  4,000       4.25%, 9/29/00                            4,004,065
                                Janesville Sch. Dist.,
                                 T.R.A.N.,
NR                  3,000       4.25%, 10/5/00                            3,003,180

    46                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description(a)                      Value (Note 1)
-----------------------------------------------------------------------------------------
                                Milwaukee Redev. Auth., Historic
                                 Third Ward Pkg., F.R.W.D.,
NR             $    4,290       4.65%, 7/6/00                       $     4,290,000
                                Sheboygan Sch. Dist., T.R.A.N.,
NR                  5,000       4.10%, 8/30/00                            5,002,691
                                Wausau Sch. Dist., T.R.A.N.,
NR                  6,300       4.10%, 9/22/00                            6,304,956
                                West Allis-West Milwaukee Sch.
                                 Dist.,
                                 T.R.A.N.,
MIG1                4,300       4.10%, 9/21/00                            4,303,158
                                Wisconsin Hsg. Eco. Dev. Auth.,
                                 Ownership Rev.,
                                3.90%, 10/5/00, Ser. 122
                                 (cost $8,395,000; purchased
VMIG1               8,395D       10/7/99)                                 8,395,000
                                                                    ---------------
                                                                         35,303,050
-------------------------------------------------------------------------------------
WYOMING  2.9%
                                Converse Cnty. Poll., Conv. Ref.,
                                 Pacificorp, F.R.W.D.,
VMIG1              22,485       4.95%, 7/5/00, Ser. 92                   22,485,000
                                Lincoln Cnty. Poll., Conv. Ref.,
                                 Pacificorp,
VMIG1              19,000       4.90%, 7/5/00, Ser. 91                   19,000,000
                                                                    ---------------
                                                                         41,485,000
                                                                    ---------------
                                Total Investments  100.2%
                                 (cost $1,431,483,194**)              1,431,483,194
                                Liabilities in excess of other
                                 assets  (0.2%)                          (2,395,736)
                                                                    ---------------
                                Net Assets  100%                    $ 1,429,087,458
                                                                    ---------------
                                                                    ---------------

    See Notes to Financial Statements                                     47

      COMMAND Account         COMMAND Tax-Free Fund
             Portfolio of Investments as of June 30, 2000 Cont'd.

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.N.N.O.T.--Annual Option Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    M.E.R.L.O.T.--Municipal Exempt Receipt - Liquid Optional Tender.
    S.A.A.N.--State Aid Anticipation Notes.
    S.E.M.M.T.--Semi-Annual Mandatory Tender.
    T.A.T.W.--Tax Anticipation Time Warrants.
    T.E.C.P.--Tax Exempt Commercial Paper.
    T.R.A.N.--Tax and Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 * Standard & Poor's rating.
** The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
D Indicates an illiquid security restricted as to resale. The aggregate cost of such securities is $20,305,000. The aggregate value of $20,305,000 is approximately 1.4% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
    48                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Statement of Assets and Liabilities

                                                                     June 30,
                                                                       2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value    $1,431,483,194
Cash                                                                      35,537
Receivable for investments sold                                       36,738,978
Receivable for Fund shares sold                                       17,151,389
Interest receivable                                                   13,598,876
Prepaid expenses                                                          16,551
                                                                  --------------
      Total assets                                                 1,499,024,525
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     51,720,568
Payable for Fund shares repurchased                                   17,354,141
Management fee payable                                                   527,503
Accrued expenses and other liabilities                                   254,286
Distribution fee payable                                                  80,569
                                                                  --------------
      Total liabilities                                               69,937,067
                                                                  --------------
NET ASSETS                                                        $1,429,087,458
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $   14,290,875
   Paid-in capital in excess of par                                1,414,796,583
                                                                  --------------
Net assets, June 30, 2000                                         $1,429,087,458
                                                                  --------------
                                                                  --------------
Net asset value, offering price and redemption price per share
   ($1,429,087,458 / 1,429,087,458 shares of beneficial
   interest
   ($.01 par value) issued and outstanding)                                $1.00
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     49

      COMMAND Account         COMMAND Tax-Free Fund
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                      $56,539,257
                                                                    -------------
Expenses
   Management fee                                                      6,557,570
   Distribution fee                                                    1,894,190
   Transfer agent's fees                                                 178,500
   Reports to shareholders                                                74,000
   Audit fee                                                              28,000
   Trustees' fees and expenses                                            22,000
   Insurance expense                                                      17,500
   Legal fees and expenses                                                14,000
   Miscellaneous                                                          19,742
                                                                    -------------
      Total expenses                                                   8,805,502
   Less: custodian fee credit (Note 1)                                   (60,117)
                                                                    -------------
   Net expenses                                                        8,745,385
                                                                    -------------
Net investment income                                                 47,793,872
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $47,793,872
                                                                    -------------
                                                                    -------------

    50                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Statement of Changes in Net Assets

                                                       Year Ended June 30,
                                                     2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $    47,793,872    $    42,127,942
   Net realized gain on investment
      transactions                                           --             16,415
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                     47,793,872         42,144,357
                                                ---------------    ---------------
Dividends and distributions to shareholders
(Note 1)                                            (47,793,872)       (42,144,357)
                                                ---------------    ---------------
Fund share transactions (at $1 per share)
   Net proceeds from shares subscribed            5,489,719,243      5,590,973,138
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  47,791,827         42,144,357
   Cost of shares reacquired                     (5,585,155,129)    (5,489,371,232)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (47,644,059)       143,746,263
                                                ---------------    ---------------
Total increase (decrease)                           (47,644,059)       143,746,263
NET ASSETS
Beginning of year                                 1,476,731,517      1,332,985,254
                                                ---------------    ---------------
End of year                                     $ 1,429,087,458    $ 1,476,731,517
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     51

      COMMAND Account         COMMAND Tax-Free Fund
             Financial Highlights

                                                                      Year Ended
                                                                       June 30,
                                                                         2000
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $    1.000
Net investment income and net realized gains                                .032
Dividends and distributions to shareholders                                (.032)
                                                                      ----------
Net asset value, end of year                                          $    1.000
                                                                      ----------
                                                                      ----------
TOTAL RETURN(a)                                                             3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $1,429,087
Average net assets (000)                                              $1,515,352
Ratios to average net assets:
   Expenses, including distribution fees                                     .58%
   Expenses, excluding distribution fees                                     .46%
   Net investment income                                                    3.15%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    52                                     See Notes to Financial Statements

      COMMAND Account         COMMAND Tax-Free Fund
             Financial Highlights Cont'd.

                  Year Ended June 30,
-------------------------------------------------------
   1999           1998           1997           1996
-------------------------------------------------------
$    1.000     $    1.000     $    1.000     $    1.000
     0.027          0.031          0.030          0.031
    (0.027)        (0.031)        (0.030)        (0.031)
----------     ----------     ----------     ----------
$    1.000     $    1.000     $    1.000     $    1.000
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
      2.77%          3.16%          3.05%          3.12%
$1,476,732     $1,332,985     $1,129,513     $1,156,935
$1,549,367     $1,279,188     $1,181,084     $1,134,257
       .59%           .60%           .64%           .66%
       .46%           .47%           .51%           .54%
      2.72%          3.11%          3.00%          3.06%

    See Notes to Financial Statements                                     53

      COMMAND Account         COMMAND Tax-Free Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
COMMAND Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of COMMAND Tax-Free Fund (the 'Fund') at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
August 18, 2000
    54                                     See Notes to Financial Statements

      COMMAND Account
             Notes to Financial Statements

      COMMAND Money Fund, COMMAND Government Fund and COMMAND Tax-Free Fund (each a 'Fund' and collectively, the 'Funds') are each registered under the Investment Company Act of 1940 as an open-end, diversified management investment company whose shares are offered exclusively to participants in the Prudential Securities COMMAND Account Program of Prudential Securities Incorporated (Prudential Securities). The COMMAND Money Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a diversified portfolio of money market instruments maturing in 13 months or less. The COMMAND Government Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. government securities maturing in 13 months or less. The COMMAND Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the preservation of capital and maintenance of liquidity. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities and their agencies (or authorities). Some securities may be subject to the federal alternative minimum tax (AMT). The Funds invest in a portfolio of money market instruments whose ratings are within the two highest ratings categories by a nationally recognized statistical rating agency or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and/or political developments in a specific industry, state or region.

Note 1. Accounting Policies

The following is a summary of significant generally accepted accounting policies followed by the Funds in the preparation of their financial statements.

      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees. All securities are valued as of 4:30 p.m., New York time. The Funds may hold up to 10% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Funds at June 30, 2000 include registration rights under which the Fund may demand registration by the issuer.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Funds' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the
                                                                          55

      COMMAND Account
             Notes to Financial Statements Cont'd.

underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. Net investment income for dividend purposes includes accrued interest and amortization of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of the Fund applicable to the dividend period.

      Federal Income Taxes:    Each Fund intends to continue to comply with the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

      Dividends:    Each Fund declares all of its net investment income as
dividends daily to its shareholders of record at the time of such declaration. Dividends are reinvested daily into additional full and fractional shares of the respective Fund at the net asset value per share determined on the date of declaration.

      Custody Fee Credits:    The COMMAND Tax-Free Fund has an arrangement with
its custodian bank, whereby uninvested money earns credits which reduce the fees charged by the custodian.

Note 2. Agreements

Each Fund has a management agreement with Prudential Investments Fund Management LLC (PIFM). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services
    56

      COMMAND Account
             Notes to Financial Statements Cont'd.

pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of the subadviser's services, the compensation of officers of the Funds, occupancy and certain clerical and bookkeeping costs of the Funds. The Funds bear all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly on the following basis:

    Average Daily        COMMAND        COMMAND       COMMAND
     Net Assets           Money       Government      Tax-Free
---------------------    --------     -----------     --------
First $500 million        .500%          .400%         .500%
Second $500 million       .425%          .400%         .425%
Third $500 million        .375%          .375%         .375%
Excess of $1.5
  billion                 .350%          .375%         .375%

      Effective January 1, 2000, PIC is paid by PIFM on the following basis (computed daily and payable monthly):

    Average Daily        COMMAND        COMMAND       COMMAND
     Net Assets           Money       Government      Tax-Free
---------------------    --------     -----------     --------
First $500 million        .250%          .200%         .250%
Second $500 million       .191%          .200%         .191%
Third $500 million        .150%          .169%         .150%
Excess of $1.5
  billion                 .123%          .169%         .150%

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.

      Each Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the shares of each Fund. Each Fund compensates PIMS for distributing and servicing each Fund's shares, pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of each Fund's shares. The distribution fees are accrued daily and payable monthly.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
                                                                          57

      COMMAND Account
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC (PMFS), a wholly owned subsidiary of PIFM, serves as the Funds' transfer agent. During the year ended June 30, 2000 the Funds incurred fees for the services of PMFS of approximately:

COMMAND Money                                                          $4,181,400
COMMAND Government                                                     $  101,100
COMMAND Tax-Free                                                       $  178,200

      As of June 30, 2000, the following amounts were due to PMFS from the
Funds:

COMMAND Money                                                          $  370,400
COMMAND Government                                                     $    8,300
COMMAND Tax-Free                                                       $   14,700

      COMMAND Account
             Federal Income Tax Information (Unaudited)

COMMAND TAX-FREE FUND:

      We are required by the Internal Revenue Code to advise you within 60 days of the COMMAND Tax-Free Fund's fiscal year-end (June 30, 2000) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that for the year ended June 30, 2000, dividends paid from net investment income totaling $.032 per share were all federally tax-exempt interest dividends.

COMMAND GOVERNMENT FUND AND COMMAND MONEY FUND:
IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 58% and 2% of the dividends paid by the COMMAND Government Fund and COMMAND Money Fund, respectively, qualify for such deduction.
      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                                                          59

Prudential Securities Command Funds

                                   www.prudential.com   (800) 225-1852
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

FOR MORE INFORMATION
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Langdon R. Stevenson
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
 Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management  Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Cusip Numbers    20050F103
                 20050R107
                 20050D108
CFA

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